UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37419	95-2636730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1099 18th Street, Suite 1500

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDCE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on May 21, 2023, PDC Energy, Inc. (“PDC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Chevron Corporation (“Chevron”) and Bronco Merger Sub Inc., a direct, wholly-owned subsidiary of Chevron (“Merger Subsidiary”). The Merger Agreement provides that, among other things and subject to the terms and conditions set forth therein, Merger Subsidiary will merge with and into PDC, with PDC surviving as a direct, wholly-owned subsidiary of Chevron (such transaction, the “Merger”).

In connection with the Merger, PDC filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on July 7, 2023. As disclosed in the Proxy Statement, and as is common in transactions of this type, several lawsuits have been filed by purported stockholders challenging the completeness and accuracy of the disclosures in Chevron’s registration statement on Form S-4 dated June 20, 2023, which was subsequently amended and declared effective by the SEC on July 7, 2023, and seeking to compel additional disclosures prior to a stockholders’ meeting and/or closing of the transaction.

The supplemental disclosures contained below should be read in conjunction with the Proxy Statement, which is available on the website maintained by the SEC at http://www.sec.gov, along with periodic reports and other information PDC and Chevron file with the SEC. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

Litigation Relating to the Merger

Prior to and following the filing of the Proxy Statement, purported stockholders of PDC have sent demand letters making similar claims. Three lawsuits making similar allegations have been filed in the United States District Court for the District of Colorado: Roy Slagle v. PDC Energy, Inc., et al, No. 1:23-cv-01716, filed on July 6, 2023; John Hickey v. PDC Energy, Inc. et al, No. 1:23-cv-01710, filed on July 5, 2023; and Brian Jones v. PDC Energy, Inc. et al, No. 1:23-cv-01726, filed on July 7, 2023. One lawsuit making similar allegations has been filed in the United States District Court for the District of Delaware: William Johnson v. PDC Energy, Inc. et al, No. 1:23-cv-00724, filed on July 5, 2023; three lawsuits making similar allegations have been filed in the United States District Court for the Southern District of New York: Shoshana Minzer v. PDC Energy, Inc. et al, No. 1:23-cv-06506, filed on July 27, 2023, Brian Jones v. PDC Energy, Inc. et al, No. 1:23-cv-05487, filed on June 27, 2023, and Ryan O’Dell v. PDC Energy, Inc. et al, No. 1:23-cv-05848, filed on July 7, 2023; and one lawsuit making similar allegations has been filed in District Court for Denver County, Colorado: Dean Drulias v. Barton R. Brookman, et al, No. 2023-cv-32054, filed on July 14, 2023.

Chevron and PDC believe that these claims are without merit and no supplemental disclosures are required under applicable law. However, to eliminate the burden, expense, and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing, Chevron and PDC are voluntarily making certain supplemental disclosures to the Proxy Statement, set forth below. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. Chevron and PDC, as applicable, specifically deny all allegations in the foregoing complaints, including that any additional disclosure was or is required.

Supplemental Proxy Statement Disclosures

The following disclosure hereby replaces the last sentence at the end of the first paragraph on page 40 of the Proxy Statement:

“Shortly thereafter, a representative of PJT Partners provided the firm’s conflicts disclosure, noting that PJT Partners or an affiliate had provided certain governance advisory services to Chevron within the preceding two years. PJT Partners received retainer fees of approximately $500,000 from Chevron in connection with these services. A representative of PJT Partners then addressed questions posed by the PDC Board relating to the proposed transaction and offered perspectives on the potential impact to PDC and Chevron’s share price following the announcement of the proposed transaction, the potential impact of the proposed transaction on PDC’s stockholder base and considerations with respect to PDC’s interim operations. For services rendered in connection with the proposed transaction, PDC agreed to pay PJT Partners a fee of $3 million, which became payable, and was paid by PDC to PJT Partners, upon the announcement of the proposed transaction.”

The following is hereby inserted immediately prior to the first full paragraph on page 49 of the Proxy Statement beginning with “Based on the results of this analysis .. . .”:

The results of the analysis were as follows:

Selected Company	Firm Value / 2023E EBITDAX	Firm Value / 2024E EBITDAX	Equity Value / 2023E Operating Cash Flow	Equity Value / 2024E Operating Cash Flow
Callon Petroleum Company	2.8x	2.7x	1.8x	1.7x
Chord Energy Corporation	3.4x	3.2x	3.7x	3.6x
Civitas Resources, Inc.	3.0x	3.1x	3.3x	3.2x
Earthstone Energy, Inc.	2.6x	2.3x	1.8x	1.6x
Matador Resources Company	4.1x	3.4x	3.2x	2.7x
Permian Resources Corporation	3.5x	3.2x	2.8x	2.6x
SM Energy Company	2.7x	2.6x	2.2x	2.1x
PDC Energy[1]	2.9x	2.9x	2.4x	2.5x

1  Calculated using estimated financial data for PDC based on PDC management’s Consensus Case.

The following hereby replaces the fifth full paragraph and the bulleted list of selected transactions beginning with “Using publicly available information, J.P. Morgan calculated . . .” on page 49 of the Proxy Statement:

Using publicly available information, J.P. Morgan calculated, for each of the selected transactions in the E&P sector listed below (buyer / seller), the transaction value (“TV”) as a multiple of EBITDAX over the next twelve months (“NTM EBITDAX”):

Date Announced	Transaction	TV / NTM EBITDAX
02/28/23	Baytex Energy Corp. / Ranger Oil Corporation	2.6x
08/11/21	Chesapeake Energy Corporation / Vine Energy Inc.	3.1x
07/12/21	Penn Virginia Corporation / Lonestar Resources US Inc.	3.3x
12/21/20	Diamondback Energy, Inc. / QEP Resources, Inc.	4.2x
10/20/20	Pioneer Natural Resources Company / Parsley Energy, Inc.	5.8x
10/19/20	ConocoPhillips / Concho Resources Inc.	5.6x
07/20/20	Chevron Corporation / Noble Energy, Inc.	6.8x
10/14/19	Parsley Energy, Inc. / Jagged Peak Energy Inc.	4.0x
08/26/19	PDC Energy, Inc. / SRC Energy Inc.	3.2x
11/19/18	Cimarex Energy Co. / Resolute Energy Corporation	4.3x
11/01/18	Encana Corporation / Newfield Exploration Company	4.2x
10/28/18	Denbury Inc. / Penn Virginia Corporation	3.7x
08/14/18	Diamondback Energy, Inc. / Energen Corporation	7.4x

The following hereby replaces the last sentence of the second paragraph under the “Discounted Cash Flow Analysis” header on page 50 of the Proxy Statement:

“J.P. Morgan also calculated a range of terminal asset values for PDC at the end of the nine-year period ending 2031 by applying a terminal EBITDAX multiple range of 2.00x to 3.00x, which terminal multiple range was reviewed and approved by PDC management, to the EBITDAX of PDC during the final year of the nine-year period for each such case.”

The following disclosure is hereby inserted at the end of the first paragraph under the heading “Certain Assumptions” on page 54 of the Proxy Statement:

“The PDC Board selected these weightings based on its business judgment and industry experience.”

The table on page 55 of the Proxy Statement is hereby supplemented by adding the unlevered free cash flow on a standalone basis used for purposes of the discounted cash flow analysis as follows:

	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E
Strip Case
Unlevered Free Cash Flow	$942	$625	$591	$824	$822	$899	$1,064	$1,071	$1,294
Consensus Case
Unlevered Free Cash Flow	$1,054	$837	$831	$1,124	$1,260	$1,356	$1,515	$1,529	$1,762
Management Outlook + LT $55 Flat Case
Unlevered Free Cash Flow	$962	$716	$706	$492	$544	$603	$755	$764	$972
Management Outlook + LT $70 Flat Case
Unlevered Free Cash Flow	$962	$716	$706	$1,017	$1,096	$1,185	$1,347	$1,357	$1,584

The following disclosure hereby replaces the last sentence of the paragraph under the heading “New Compensation Arrangements with Chevron” on page 59 of the Proxy Statement:

“As of the date of the proxy statement/prospectus, no post-Closing employment arrangements or other compensation arrangements between such persons and Chevron and/or its affiliates had been established or discussed.”

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the potential transaction, Chevron filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a preliminary prospectus of Chevron that also constitutes a preliminary proxy statement of PDC. The registration statement was declared effective on July 7, 2023, and PDC mailed a definitive proxy statement/prospectus to stockholders of PDC on or about July 7, 2023. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Chevron or PDC may file with the SEC and send to PDC’s stockholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF CHEVRON AND PDC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Chevron or PDC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Chevron are available free of charge on Chevron’s website at http://www.chevron.com/investors and copies of the documents filed with the SEC by PDC are available free of charge on PDC’s website at http://www.pdce.com/investors-overview.

Chevron and PDC and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Chevron is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 23, 2023, and its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 12, 2023. Information about the directors and executive officers of PDC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 22, 2023, and its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 12, 2023. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction is included in the registration statement and proxy statement/prospectus and other relevant materials filed or to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Chevron and PDC, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction, projected financial information, future opportunities, and any other statements regarding Chevron’s and PDC’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions. All such forward-looking statements are based on current expectations of Chevron’s and PDC’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite PDC stockholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Chevron’s or PDC’s respective businesses; the effect of the potential transaction on the parties’ stock prices; the effects of industry, market, economic, political or regulatory conditions outside of the parties’ control; transaction costs; Chevron’s ability to achieve the benefits from the proposed transaction, Chevron’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include those described in the “Risk Factors” section of PDC’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K all of which are available on PDC’s website at http://investor.pdce.com/sec-filings and on the SEC’s website at http://www.sec.gov, and in the “Risk Factors” section of Chevron’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available on Chevron’s website at https://chevroncorp.gcs-web.com/financial-information/sec-filings and on the SEC’s website at http://www.sec.gov. Those disclosures are incorporated by reference in this communication. Other unpredictable or unknown factors not discussed or incorporated by reference in this communication could also have material adverse effects on forward-looking statements. Neither PDC nor Chevron assumes any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, as they speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2023	PDC ENERGY, INC.

	By:	/s/ Nicole Martinet
	Name:	Nicole Martinet
	Title:	General Counsel, Senior Vice President and Corporate Secretary